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                          VAN KAMPEN AMERICAN CAPITAL
                         SHORT-TERM GLOBAL INCOME FUND
  SUPPLEMENT DATED AUGUST 15, 1997 TO THE STATEMENT OF ADDITIONAL INFORMATION
    DATED OCTOBER 28, 1996, AS PREVIOUSLY SUPPLEMENTED ON JANUARY 21, 1997.

     The Board of Trustees has approved changes to the Fund's investment objectives and policies to permit the Fund to maintain a dollar-weighted average portfolio duration of not more than three years, instead of maintaining a dollar-weighted average portfolio maturity of not more than three years. In addition, the Board of Trustees approved the addition of certain investment policies to the Fund in order to enable the Fund to (i) invest in asset-backed, mortgage pass-through and structured mortgage products and (ii) invest up to 20% of the Fund's total net assets in non-investment grade emerging market and domestic debt instruments. The Fund believes these changes will provide greater flexibility in achieving its investment objectives.

     The first sentence of the second paragraph of the front cover of the Statement of Additional Information are hereby amended by replacing the phrase:
"...a dollar-weighted average portfolio maturity of not more than three years." with the phrase: "...a dollar-weighted average portfolio duration of not more than three years." The second sentence of such paragraph is amended by deleting the words "investment grade" each place that they appear.